Filed pursuant to Rule 497(e)
Registration Nos. 811-22980; 333-197427

ANGEL OAK HIGH YIELD OPPORTUNITIES FUND
Class A | Class C | Institutional Class

a series of Angel Oak Funds Trust

Supplement to the
 Summary Prospectus dated July 15, 2016
and
Prospectus and Statement of Additional Information (“SAI”)
each dated May 31, 2016, as previously supplemented

April 12, 2017

Effective immediately, James H. Hentges, CFA, no longer serves as a portfolio manager for the Fund, and all references to Mr. Hentges in the Fund’s Summary Prospectus, Prospectus and SAI are deleted in their entirety.

Matthew R. Kennedy, CFA, who has been a portfolio manager of the Fund since its inception, will continue to serve as the portfolio manager primarily responsible for the day-to-day management of the Fund.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.